Share-Based Compensation	12 Months Ended
Jul. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation

8. Share-Based Compensation

Restricted Stock Units

During the fiscal year ended July 31, 2017, the Compensation Committee of the Board of Directors authorized the issuance of 1,150,000 Restricted Stock Units (“RSUs”) to our officers and directors. Each RSU represents the right to receive one share of common stock, issuable at the time the RSU subsequently settles, as set forth in the Restricted Stock Unit Agreement. The breakdown is as follows:

●	Henry R. Lambert RSU Award: We granted Mr. Lambert an award consisting of two hundred thousand (200,000) RSUs. 25% of the RSUs vest on December 31, 2018 with the remaining shares vesting in three equal annual installments thereafter.

●	Chairman RSU Award: We granted Mr. Pfanzelter an award consisting of five hundred thousand (500,000) RSUs. 25% of the RSUs vest on December 31, 2018 with the remaining shares vesting in three equal annual installments thereafter.

●	Director RSU Awards: We granted Messrs. Cohee, Lee, and Otis, awards consisting of one hundred fifty thousand (150,000) RSUs, respectively. 50% of the RSUs will vest on the earlier of the date of our annual meeting of stockholders held in 2018 or January 15, 2018 and 50% of the RSUs will vest on the earlier of the date of our annual meeting of stockholders held in 2019 or January 15, 2019.

A summary of our restricted stock unit activity and related data is as follows:

Shares
Outstanding at July 31, 2015	3,210,000
Granted	1,272,500
Vested	(2,075,000)
Forfeited	(1,122,500)
Outstanding at July 31, 2016	1,285,000
Granted	1,150,000
Vested	(150,000)
Forfeited	(250,000)
Outstanding at July 31, 2017	2,035,000

During the fiscal year ended July 31, 2017, 150,000 RSUs vested based on service conditions that were satisfied during the period, resulting in the issuance of 150,000 shares of common stock. Of the 2,035,000 RSUs outstanding, we currently expect 1,150,000 to vest. As of July 31, 2017, there was $1,302,000 of unrecognized non-cash compensation cost related to RSUs we expect to vest, which will be recognized over a weighted average period of 3.32 years.

During the fiscal year ended July 31, 2016, 2,075,000 RSUs vested based on service conditions that were satisfied during the period, resulting in the issuance of 2,075,000 shares of common stock. In addition, we granted 1,272,500 RSUs that vest based on service and performance conditions. During the year ended July 31, 2017 and 2016, no RSUs granted in prior years vested based on performance conditions.

For the years ended July 31, 2017 and 2016, share-based compensation expense for RSUs was $102,000 and $1,544,000, respectively.

RSU Termination

On December 13, 2016, we entered into an RSU Cancellation Agreement with our officers and directors who received RSUs in October 2013 as compensation for their continued services to us over a required vesting period. Under this Agreement, our officers and directors agreed to cancel RSUs representing the right to receive an aggregate of 3.9 million vested shares of our common stock. Pursuant to the terms of the cancelled RSUs, we would have been required to settle and deliver these vested shares to the individual officers and directors prior to January 1, 2017, which would have triggered a taxable event. Our officers and directors, in their individual capacities, voluntarily agreed to cancel their respective RSUs based on their determination that cancelling the RSUs would be in the best interests of the Company and our stockholders. The individual officers and directors reached this conclusion for the following reasons:

1.	Conserves our Available Cash Resources. The RSUs held by our officers provide these individuals with the right to require us to pay the applicable state and federal taxes due upon the settlement and delivery of their vested RSU shares in exchange for the individual cancelling and returning to us that number of shares of common stock equal in value to the contractual tax payment obligation. By agreeing to cancel the RSUs, we will not be required to utilize our available cash resources to pay the tax payments on behalf of our officers, and as a result, we can conserve our available cash resources to support the continued implementation of our business plan.

2.	Reduces Pressure on Our Stock Price. The RSUs held by our non-employee directors provide these individuals with the right to immediately sell into the public market that number of shares of common stock sufficient to cover the applicable state and federal taxes payable as a result of the settlement and delivery of their vested RSU shares. Our common stock currently has a limited daily trading volume, and the sale or the potential sale of a substantial number of shares of common stock by our officers and directors to cover their federal and state tax obligations would adversely affect the market price of our common stock, which in turn, could harm our ability to raise funds to support our operations or require us to raise funds at terms and valuations that would be more dilutive to our existing stockholders.

Each of our officers and directors who are parties to the RSU Cancellation Agreement agreed to cancel their RSUs and the shares of common stock underlying the RSUs in their individual capacities as stockholders and equity award holders, and without any agreement or promise from us or our officers or directors to issue them equity, equity-based awards or cash compensation in the future in exchange for entering into the Agreement.

During the fiscal year ended July 31, 2017, $87,000 of pre-vest expense was reversed as a result of the RSU cancelation.

Stock Option Plans

In February 2016, we amended and restated our 2007 Equity Incentive Plan, or the Plan, to, among other changes, increase the number of shares of common stock issuable under the Plan by 4,000,000 shares and extend the term of the Plan until February 4, 2026. The Plan provides for the grant of incentive and non-qualified stock options, as well as other share-based payment awards, to our employees, directors, consultants and advisors. These awards have up to a 10-year contractual life and are subject to various vesting periods, as determined by the Compensation Committee or the Board of Directors. Our 2007 Equity Incentive Plan is the only active plan pursuant to which options to acquire common stock or restricted stock awards can be granted and are currently outstanding. As of July 31, 2017, there were approximately 561,000 shares available for issuance under the Plan.

During the fiscal year ended July 31, 2017, the Compensation Committee of the Board of Directors authorized the issuance of 2,950,000 stock options to our officers and directors. Each option represents the right to receive one share of common stock, issuable at the time the option vests, as set forth in the option agreement. The breakdown is as follows:

●	Henry R. Lambert Option Awards: We granted Mr. Lambert an award consisting of an option to purchase two hundred thousand (200,000) shares of common stock. The option has a five-year term and vests in four quarterly installments. In addition, we granted Mr. Lambert an award consisting of an option to purchase four hundred thousand (400,000) shares of common stock. The option has a ten-year term and vests 25% on December 31, 2018 with the remaining shares vesting in three equal annual installments thereafter.

●	Mark S. Elliott Option Award: We granted Mr. Elliott an award consisting of an option to purchase one hundred fifty thousand (150,000) shares of common stock. The option has a five-year term and vests in four quarterly installments.

●	Chairman Option Awards: We granted Mr. Pfanzelter an award consisting of an option to purchase two hundred thousand (200,000) shares of common stock. The option has a five-year term and vests in four quarterly installments. In addition, we granted Mr. Pfanzelter an award consisting of an option to purchase one million (1,000,000) shares of common stock. The option has a ten-year term and vests 25% on December 31, 2018 with the remaining shares vesting in three equal annual installments thereafter.

●	Director Option Awards: We granted Messrs. Cohee, Lee, Otis and Dr. Theno, awards consisting of an option to purchase one hundred thousand (100,000) shares of common stock, respectively. The option has a five-year term and vests quarterly in four installments. In addition, we granted Messrs. Cohee, Lee and Otis awards consisting of an option to purchase two hundred thousand (200,000) shares of common stock, respectively. The option has a ten-year term with 50% vesting on the earlier of the date of our annual meeting of stockholders held in 2018 or January 15, 2018 and 50% vesting on the earlier of the date of our annual meeting of stockholders held in 2019 or January 15, 2019.

During the fiscal year ended July 31, 2016, the Compensation Committee of the Board of Directors authorized the issuance of 950,000 stock options to our officers and directors. Each option represents the right to receive one share of common stock, issuable at the time the option vests, as set forth in the option agreement. The breakdown is as follows:

●	We granted Mr. Lambert a five year award consisting of an option to purchase two hundred thousand (200,000) shares of common stock.

●	Mark S. Elliott Option Award: We granted Mr. Elliott a two year award consisting of an option to purchase one hundred fifty thousand (150,000) shares of common stock. The option shares vest quarterly over a one year period.

●	Chairman Option Award: We granted Mr. Pfanzelter a five year award consisting of an option to purchase two hundred thousand (200,000) shares of common stock.

●	Director Option Awards: We granted Messrs. Cohee, Lee, Otis and Dr. Theno, five year awards consisting of an option to purchase one hundred thousand (100,000) shares of common stock, respectively.

The option awards granted to Messrs. Lambert, Pfanzelter, Cohee, Lee, Otis and Dr. Theno vested in three installments: 33% on July 31, 2016; 33% on October 31, 2016; and 34% on January 31, 2017.

During the years ended July 31, 2017 and 2016, none of the options granted to our officers and directors were granted pursuant to any compensatory, bonus, or similar plan maintained or otherwise sponsored by the Company.

During the year ended July 31, 2017, we issued 600,000 options to purchase common stock to employees supporting our selling, general and administrative, and research and development functions and 85,000 options to purchase common stock to third-party consultants for business development and investor relations services. In addition, we issued 100,000 options to purchase common stock to a member of our scientific advisory board. All options granted to employees, consultants and advisory board members have a five-year term and vest in four quarterly installments.

During the year ended July 31, 2016, we issued 850,000 options to purchase common stock to employees supporting our selling, general and administrative, and research and development functions. The vesting terms of the options varied from 100% on grant date to quarterly over a one year period. In addition, during the year ended July 31, 2016, we issued 50,000 options to purchase common stock to third-party consultants for business development services. 12,500 option shares vested during the year ended July 31, 2016. The remaining options vest only if sales milestones are achieved. We currently do not expect the remaining options issued under the agreements to vest.

A summary of our stock option activity for the fiscal years ended July 31, 2017 and 2016 is as follows:

	Shares	Weighted- Average Exercise Price	Aggregate Intrinsic Value
Outstanding at July 31, 2015	434,218	$4.07	$—
Granted	1,850,000	$1.07
Exercised	—	$—
Cancelled	(6,250)	$2.20
Outstanding at July 31, 2016	2,277,968	$1.60	$46,000
Granted	3,735,000	$1.05
Exercised	—	$—
Cancelled	(253,125)	$1.42
Outstanding at July 31, 2017	5,759,843	$1.25	$1,120,000

The weighted-average remaining contractual term of options outstanding at July 31, 2017 was 5.66 years.

At July 31, 2017, options to purchase 2,729,843 shares of common stock were exercisable. These options had a weighted-average exercise price of $1.43, an aggregate intrinsic value of $654,000, and a weighted average remaining contractual term of 3.21 years. The weighted average grant date fair value for options granted during the years ended July 31, 2017 and 2016, was $0.67 and $0.47, respectively. The total unrecognized compensation cost related to unvested stock option grants as of July 31, 2017 was approximately $1,892,000 and the weighted average period over which these grants are expected to vest is 3.05 years.

For the fiscal year ended July 31, 2017 and 2016, share-based compensation expense for stock options was $968,000 and $358,000 respectively.

We use the Black-Scholes valuation model to calculate the fair value of stock options. Share-based compensation expense is recognized over the vesting period using the straight-line method. The fair value of stock options was estimated at the grant date using the following weighted average assumptions:

	For the years ended July 31,
	2017		2016
Volatility	81.00%		82.12%
Risk-free interest rate	1.70%		0.83%
Dividend yield	0.0%		0.0%
Expected life	4.66	years	2.13	years

Volatility is the measure by which our stock price is expected to fluctuate during the expected term of an option. Volatility is derived from the historical daily change in the market price of our common stock, as we believe that historical volatility is the best indicator of future volatility.

The risk-free interest rates used in the Black-Scholes calculations are based on the prevailing U.S. Treasury yield as determined by the U.S. Federal Reserve.

We have never paid dividends on our common stock and do not anticipate paying dividends on our common stock in the foreseeable future. Accordingly, we have assumed no dividend yield for purposes of estimating the fair value of our share-based compensation.

The weighted average expected life of options was estimated using the average of the contractual term and the weighted average vesting term of the options. Certain options granted to consultants are subject to variable accounting treatment and are required to be revalued until vested.

Share-based compensation expense is based on awards ultimately expected to vest, and therefore is reduced by expected forfeitures. We have not had significant forfeitures of stock options granted to employees and directors as a significant number of our historical stock option grants were fully vested at issuance or were issued with short vesting provisions. Therefore, we have estimated the forfeiture rate of our outstanding stock options as zero.